                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported) April 18, 2002
                                                 --------------

                               MBT FINANCIAL CORP.
                         (Name of Issuer in its charter)


          Michigan                          000-30973                   383516922
---------------------------------------------------------------------------------------
(State or Other Jurisdiction of      (Commission File Number)        (I.R.S. Employer
       Incorporation)                                               Identification No.)


102 East Front Street, Monroe, Michigan                       48161
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's Telephone Number, including Area Code    (734) 242-2893
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         This amended report on Form 8-K/A amends Registrant's report on Form 8-K previously filed on April 23, 2002. Exhibit No. 16 filed herewith sets forth the letter of Arthur Andersen LLP to the Commission stating whether Arthur Andersen LLP agrees with the statements made by Registrant in this amended report on Form 8-K/A and the respects, if any, in which Arthur Andersen LLP does not agree with Registrant's statements in this amended report on Form 8-K/A.

         (a) On April 18, 2002, the Board of Directors of MBT Financial Corp. ("MBT" or the "Corporation"), upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as the Corporation's independent public accountants and appointed Plante & Moran, LLP ("Plante & Moran") as its new independent public accountants for 2002.

         (b) Andersen's report on the consolidated financial statements of the Corporation for each of the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and December 31, 2001, and the subsequent interim period through April 18, 2002, there were no disagreements between the Corporation and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2000 and December 31, 2001, and the subsequent interim period through April 18, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

         (c) Andersen's report on MBT's consolidated financial statements for the year ended December 31, 2001, dated January14, 2002, was issued on an unqualified basis in conjunction with the filing of MBT's Annual Report on Form 10-K for the year ended December 31, 2001, filed on April 1, 2002.

         (d). During MBT's two most recent fiscal years ended December 31, 2000, and December 31, 2001, and the subsequent interim period through April 18, 2002, the Corporation did not consult with Plante & Moran regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit Number             Description of Exhibit

16 Letter of Arthur Andersen LLP regarding change in certifying accountant.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated: April 29, 2002

                                                       MBT Financial Corp.


                                                       /s/ Eugene D. Greutman
                                                       ----------------------
                                                       Eugene D. Greutman
                                                       Treasurer
                                                       (Principal Financial and
                                                       Accounting Officer)

                                 EXHIBIT INDEX




Exhibit
Number                         Description of Exhibit


16 Letter of Arthur Andersen LLP regarding change in certifying accountant.